THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                EXHIBIT 10.19(a)

                    Alkermes Controlled Therapeutics Inc. II
                                64 Sidney Street
                             Cambridge, MA 02139 USA


February 1, 2002



JPI Pharmaceutica International,
a division of Cilag AG International Zug
CH-6300 Zug
Kollerstrasse 38
Switzerland

Janssen Pharmaceutica Inc.
11125 Trenton-Harbourton Road
Titusville, NJ  08560  USA

       Re:    Exhibits to Manufacturing and Supply Agreement, dated August 6,
              1997

Gentlemen:

              Pursuant to that certain Manufacturing and Supply Agreement (the "Agreement"), dated August 6, 1997, among Alkermes Controlled Therapeutics Inc. II ("ACT II"), JPI Pharmaceutica International, a division of Cilag AG International Zug, a company organized under the laws of Switzerland ("JPI"), and Janssen Pharmaceutica Inc. ("Janssen US") (JPI and Janssen US collectively referred to herein as "Janssen"), as supplemented by that certain Addendum to Manufacturing and Supply Agreement (the "Addendum"), dated August 1, 2001, among ACT II, JPI and Janssen, certain exhibits referred to in the Agreement would be agreed to by the parties in the future. Those exhibits are Exhibits A, B, E, F, G and H. This letter sets forth the agreement by the parties as to such Exhibits.

              1. Exhibit A (Specifications) shall be in the form attached hereto as Exhibit A.

              2. Exhibit B (Equipment: Capital Items) is, at the current time, intentionally left blank because there are no capital items owned by Janssen.

              3. Exhibit E (Forecast mechanism) shall be in the form attached hereto as Exhibit E.

              4. Exhibit F (Specification of Compound) shall be in the form attached hereto as Exhibit F.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


              5. Exhibit G [***] shall be in the form attached hereto as Exhibit G.

              6. Exhibit H (Manufacturing Readiness Plan) shall cease to apply from December 1, 2001 in view of the commencement of the commercial manufacture of Product.

              To the extent that the provisions of Exhibit E are in conflict with Sections 2.3, 2.4, 2.11 or 4.1 of the Agreement, such Sections shall be deemed to be amended by Exhibit E. To the extent that the provisions of Exhibit G are in conflict with Sections 2.7 or 4.2 of the Agreement, such Sections shall be deemed to be amended by Exhibit G.

              If you are in agreement with the foregoing, please have this letter agreement executed by a duly authorized officer and return one fully executed copy to me.

                                        Sincerely,
                                        ALKERMES CONTROLLED
                                        THERAPEUTICS INC. II


                                        By:  /s/ Michael Landine
                                             ------------------------
                                        Name:          Michael Landine
                                        Title:         Vice President

Agreed to:

JPI PHARMACEUTICA INTERNATIONAL,
A DIVISION OF CILAG AG INTERNATIONAL ZUG


By:  /s/ Erik Rombouts                                /s/ Heinz Schmid
     -----------------                                ----------------
Name:   Erik Rombouts                                Heinz Schmid
Title:  Vice President Alliance Management           General Manager

JANSSEN PHARMACEUTICA INC.


By:   /s/ Alex Gorsky
     --------------------------
Name:  Alex Gorsky
Title: President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT A
                                 SPECIFICATIONS

               The specifications for "RISPERDAL CONSTA(tm)" as found in NDA # 21-346 submitted by Janssen on August 31, 2001, all applicable MAA filings, all applicable supplements to the filings and all subsequent revisions to these specifications.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT E
                               FORECAST MECHANISM



1. EFFECTIVE TIME OF THIS EXHIBIT. This Exhibit E (Forecast Mechanism) shall only be in effect until December 31, 2002 at which time the parties shall review and modify (if needed) the forecast mechanism, which shall then be in effect for the remainder of the term of the Agreement, unless the parties agree otherwise.

2. DEFINITIONS. For purposes of this Exhibit E, the following terms shall have the following meanings. Any capitalized term not defined below shall have the meaning set forth in the Manufacturing and Supply Agreement to which this Exhibit is appended (the "Agreement").

       (a) "Batch" shall mean the quantity produced from one operation of the emulsion phase of the manufacturing process.

       (b) "Dose" shall mean the amount of active ingredient included in each Vial of Product. There shall only be three Dose sizes: 25 mg, 37.5 mg and 50 mg.

       (c) For purposes of this Exhibit E only, "Janssen" shall include any designee of Janssen.

       (d) "Region" shall mean the geographic region in which certain Vials are to be distributed and sold. There shall only be two Regions:
              (i) the United States and (ii) the rest of the world.

       (e) "Vial" shall mean the primary container filled with finished Product in a single dosage form. Vials will be the final Product to be shipped by ACT II to Janssen for final packaging into a kit before distribution and sale.

3. FULL BATCHES. ACT II shall Manufacture Product and prepare Vials for shipment only in Batches and not in less than a full Batch size.

4. FORECASTS. On or before the 25th calendar day of each month, Janssen will provide to ACT II a rolling forecast of Product for the [***] following the month in which such forecast is submitted. Each forecast shall include the quantity of Vials forecasted in Batch quantity amounts based on the estimated Vials per Batch set forth below. The forecast shall also state the quantities of Vials by Dose and Region and the estimated Batch quantities (by Dose and Region) needed to produce such Vials based on the estimated Vials per Batch set forth below.

       Dose Size:                               25 mg             37.5 mg        50 mg

                                       E-

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

       Estimated Yield of Vials per Batch       [***]              [***]         [***]

5. BINDING FORECASTS; SEMI-FIRM FORECASTS. Months [***] (the "Firm Months") of each forecast shall be binding on Janssen and shall constitute a firm order. Months [***] (the "Semi-Firm Months") of each forecast shall not be binding, but shall be semi-firm, meaning that in any subsequent forecast, Janssen may only increase the Batches forecasted in the Semi-Firm Months within the limits set forth below, provided, however, that ACT II shall use commercially reasonable efforts to meet Janssen's requirements for Product. For the avoidance of doubt, Janssen shall be entitled to decrease its forecast for the Semi-Firm Months in an unlimited fashion. Months [***] of each forecast shall be neither binding nor semi-firm, but shall be good faith estimates of Janssen's anticipated requirements for Product.


        Previously                  Allowable Monthly Increase            Allowable Monthly
Forecasted Batch Quantity                                              Forecasted Batch Quantity
          [***]                                [***]                             [***]

6. PURCHASE ORDERS. JPI and Janssen US may issue to ACT II formal purchase orders for the Regions they are responsible for; provided that the aggregate of purchase orders submitted by JPI and Janssen US shall not exceed the amount forecasted for the applicable period, unless specifically allowed hereunder or agreed by the parties. Even in the absence of one or more purchase orders, ACT II may Manufacture and prepare for shipment the quantity of Vials, in Doses and for the Regions, called for in the forecast for any Firm Month.

7. MONTHLY FORECAST MAXIMUM; MANUFACTURING SHUT-DOWNS. No forecast may require the Manufacture of more than [***] per week. ACT II will be allowed up to two (2) manufacturing shut-downs each year and each manufacturing shut-down shall last not longer than two (2) weeks. ACT II shall provide to Janssen the schedule for manufacturing shut-downs at the beginning of each calendar year. The parties will work together to schedule delivery of Product in accordance with both the forecasts and scheduled shut-downs.

8. DILIGENCE TO MEET FORECAST. ACT II will use commercially reasonable efforts to Manufacture and prepare for shipment Product in the Vial quantities, in the Doses, for the Regions and in the time periods forecasted by Janssen.

9. SHORTFALLS. There shall be a shortfall at any time that the cumulative amount of Vials for any Dose or Region actually prepared for shipment in any [***] period falls below [***] of the amount of Vials forecasted by Janssen for such Dose or Region for such [***] period (the difference between the amount of such Vials prepared for shipment and [***] of the forecasted amount of such Vials shall be the "Shortfall"). Notwithstanding the foregoing, there shall not be a Shortfall if Janssen submits a forecast in which the amount of Vials for a Firm Month are greater than what was forecasted in the same Firm Month in a previous forecast or the amount of Vials for a Firm Month or a Semi-Firm Month are

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

greater than the allowable increase over what was forecasted in the same Semi-Firm Month in a previous forecast. In the event of a Shortfall, Janssen shall notify ACT II that a Shortfall has occurred, stating in what Dose or Region the Shortfall occurred and requesting that ACT II cure such Shortfall. Upon receipt of such notice from Janssen, ACT II will use commercially reasonable efforts to Manufacture and prepare for shipment an amount of Vials in the particular Dose or Region in order to cure such Shortfall in the month following receipt of such notice.

10. NO BREACH. ACT II shall not be considered to be in breach of its obligations to supply the requested quantities of Product under the Agreement (including the provisions in this Exhibit E) if:

       (a) there is any Shortfall during the [***] of commercial Manufacture of Product under the Agreement;

       (b) there is a Shortfall after the initial [***] of commercial Manufacture of Product under the Agreement, Janssen requests that ACT II cure such Shortfall and ACT II uses or is using Commercially Reasonable Efforts to cure such Shortfall, all in accordance with Section 9 hereof; or

       (c) a delay in the Manufacture of Product, preparation for shipment or actual delivery of Vials is caused by Janssen (for example, due to a failure or delay in the supply of bulk Compound, testing of Product by Janssen, validation by Janssen of shipping containers, receipt of test results, protocols, reports or approvals from Janssen required under the Quality Agreement for Manufacture or shipment of Product, receipt of delivery instructions from Janssen, release of Product by Janssen, etc.);

       provided that, in each case, ACT II is using commercially reasonable efforts to Manufacture and prepare for shipment Vials in accordance with the forecast.

11. INVENTORY; SHELF LIFE OF PRODUCT DELIVERED. ACT II may, at its option, Manufacture and hold Product in inventory. All Product, including any Product that may have been held in inventory, delivered by ACT II to Janssen in accordance with Section 4.1 of the Agreement shall have a remaining shelf life of at least [***] at the time it is so delivered by ACT II, unless otherwise agreed on an ad hoc basis. Notwithstanding the foregoing, ACT II shall not be held responsible for, and Janssen shall be obligated to purchase (if otherwise meeting Specifications), Product whose remaining shelf-life is less than [***] at the time of such delivery, if the delivery of Product has been delayed by more than [***] from the time that the Product was filled into Vials if such delay is caused by Janssen (for example, due to a failure or delay in the testing of Product by Janssen, validation by Janssen of shipping containers, receipt of test results, protocols, reports or approvals from Janssen required under the Quality Agreement for shipment of Product, receipt of delivery instructions from Janssen, release of Product by Janssen, etc.). This

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

       Section 11 shall be reviewed and modified (if needed) by the parties at the end of calendar year 2002.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT F
                            SPECIFICATION OF COMPOUND

              The specifications for "Risperidone Drug Substance" as found in NDA # 21-346 submitted by Janssen on August 31, 2001, all applicable MAA filings, all applicable supplements to the filings and all subsequent revisions to these specifications.

                                    EXHIBIT G
                                      [***]

                                    EXHIBIT H
                          MANUFACTURING READINESS PLAN